Exhibit 99.1

AirSculpt Technologies Names Yogi Jashnani Chief Executive Officer

MIAMI BEACH, Fla., December 17, 2024 (GLOBE NEWSWIRE) – AirSculpt Technologies, Inc. (NASDAQ:AIRS) (“AirSculpt” or the “Company”), an industry leader and provider of premium body contouring procedures, today announced the appointment of Yogi Jashnani as Chief Executive Officer (“CEO”) and a member of the Board of Directors. He succeeds Dennis Dean, Interim Chief Executive Officer and Chief Financial Officer who will continue as Chief Financial Officer, all effective January 7, 2025.

A highly-talented, results oriented executive with an accomplished career spanning more than two decades, Mr. Jashnani has architected successful transformations for public and private companies in the aesthetics, retail and finance industries with particular strengths developing, executing and leading marketing, technology, and operational strategies that drove consistent revenue and profit growth. Mr. Jashnani comes to AirSculpt from Sky Zone where he was Chief Revenue Officer and prior to this he held executive roles at Ideal Image, Advance Auto Parts and Capital One Financial Services.

Dr. Aaron Rollins, Executive Chairman of the Board, stated: “Yogi is the perfect choice to lead AirSculpt as CEO. He has demonstrated a deep understanding of our consumer and possesses a proven track record creating the strategies and empowering organizations with the tools and skill sets that delivered meaningful revenue and profit growth. I am confident in his ability to increase value for our Company and shareholders as we more fully capitalize on the inherent strengths of AirSculpt, including our positive performance record, the proprietary technology we possess, and the large addressable market in which we participate. I also want to thank Dennis for his many contributions over the past few months as Interim Chief Executive Officer and Chief Financial Officer. His swift actions to a back-to-basics approach improved our expense base and the foundation to more powerfully grow AirSculpt.”

Yogi Jashnani, commented: “I am thrilled to join AirSculpt as its CEO and lead the Company into its next phase of growth. AirSculpt’s innovative technology, strong consumer appeal, and significant market opportunities are a powerful foundation for creating lasting value. My priorities will focus on stabilizing and accelerating same-center sales growth, enhancing operational efficiencies, and unlocking the full potential of the AirSculpt method. I am confident we can enhance AirSculpt’s position in body contouring while achieving exceptional results for our customers, employees, and shareholders.”

Commenting on the announcement, Dennis Dean, Interim Chief Executive Officer and Chief Financial Officer remarked: “We are excited to attract Yogi to AirSculpt as CEO. I have been honored to lead the Company over the past few months and I am eager to partner with Yogi and the rest of the AirSculpt team as we begin our next chapter and implement the strategy that takes our business to a much higher level of growth and profitability.”

Mr. Jashnani most recently served as Chief Revenue Officer for Sky Zone, a national leader in indoor active entertainment with over 270 trampoline parks. From 2019 through 2023, he served as Chief Commercial Officer of Ideal Image, America’s #1 Medical Aesthetics provider specializing in laser hair removal, non-invasive fat reduction and skin rejuvenation with over 170 locations nationwide both corporately owned and franchised. While at Ideal Image, Mr. Jashnani drove revenue and profit growth through the creation of its loyalty membership program, the introduction of new aesthetic services and skincare products and the transition of the company’s operations to a national direct to consumer business model.

From fiscal 2017 through 2019, Mr. Jashnani held the position of SVP, Marketing, Insights and Analytics of Advance Auto Parts (NYSE: AAP), a leading automotive aftermarket parts provider in North America that serves the professional installer and do-it-yourself customers operating more than 4,780 stores. During his tenure at Advance Auto Parts, Mr. Jashnani improved retail traffic, nearly doubled eCommerce revenue and improved operating income of the channel to be accretive to the enterprise. Prior to this, Mr. Jashnani was Vice President at Capital One (NYSE: COF) where he was responsible for digital marketing, marketing technology, and marketing analytics for US credit cards.

About AirSculpt

AirSculpt offers a next-generation body contouring treatment designed to optimize both comfort and precision, available exclusively at its 31 centers in North America and one location in the United Kingdom. The Company’s minimally invasive procedure removes fat and tightens skin, while sculpting targeted areas of the body, allowing for quick healing with minimal bruising, tighter skin, and precise results.

To learn more about AirSculpt Technologies, please visit the Company's website at https://investors.elitebodysculpture.com. AirSculpt Technologies uses its website as a channel of distribution for material Company information. Financial and other material information regarding AirSculpt Technologies is routinely posted on the Company's website and is readily accessible.

Forward-Looking Statements

This press release contains forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements, which are subject to risks, uncertainties, and assumptions about us, may include projections of our future financial performance, our anticipated growth strategies, and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. You are cautioned that there are important risks and uncertainties, many of which are beyond our control, that could cause our actual results, level of activity, performance, or achievements to differ materially from the projected results, level of activity, performance or achievements that are expressed or implied by such forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements, including those factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K.

Our future results could be affected by a variety of other factors, including, but not limited to, failure to open and operate new centers in a timely and cost-effective manner; inability to open new centers due to rising interest rates and increased operating expenses due to rising inflation; increased competition in the weight loss and obesity solutions market, including as a result of the recent regulatory approval, increased market acceptance, availability and customer awareness of weight-loss drugs; shortages or quality control issues with third-party manufacturers or suppliers; competition for surgeons; litigation or medical malpractice claims; inability to protect the confidentiality of our proprietary information; changes in the laws governing the corporate practice of medicine or fee-splitting; changes in the regulatory, macroeconomic conditions, including inflation and the threat of recession, economic and other conditions of the states and jurisdictions where our facilities are located; and business disruption or other losses from war, pandemic, terrorist acts or political unrest.

The risk factors discussed in “Item 1A. Risk Factors” in our Annual Report on Form 10-K and in other filings we make from time to time with the U.S. Securities and Exchange Commission could cause our results to differ materially from those expressed in the forward-looking statements made in this press release.

There also may be other risks and uncertainties that are currently unknown to us or that we are unable to predict at this time.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Forward-looking statements represent our estimates and assumptions only as of the date they were made, which are inherently subject to change, and we are under no duty and we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated after the date of this press release to conform our prior statements to actual results or revised expectations, except as required by law. Given these uncertainties, investors should not place undue reliance on these forward-looking statements.

Investor Contact

Allison Malkin

ICR, Inc.

airsculpt@icrinc.com

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